Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK
X

Chapter 11

In re:		Case Nos.

METROMEDIA FIBER NETWORK, INC., et al.,		02-22736 (ASH) through

Debtors.		02-22742 (ASH); 02-22744 (ASH) through 02-22746 (ASH); 02-22749 (ASH); 02-22751 (ASH) through 02-22754 (ASH)

(Jointly Administered)

X

NOTICE OF RIGHTS TO THE FOLLOWING CLASSES:

CLASS 1(B) CLAIMS (KLUGE TRUST SECURED CLAIMS), CLASS 2 CLAIMS
(SCHEDULE 1 OTHER SECURED CLAIMS), CLASS 6(A) CLAIMS AND
CLASS 6(B) CLAIMS (MFN GENERAL UNSECURED CLAIMS) AND
CLASS 7 (SUBSIDIARY GENERAL UNSERCURED CLAIMS)

PLEASE TAKE NOTICE THAT by order (the “Confirmation Order”) dated August 21, 2003, (the “Confirmation Date”) the United States Bankruptcy Court for the Southern District of New York (the “Court”) confirmed the Second Amended Plan of Reorganization of Metromedia Fiber Network, Inc. et al. dated July 1, 2003, as amended (as the “Plan”).  Capitalized terms not defined herein shall have the meaning ascribed to such terms the Plan.

In accordance with and as required by Article V.E of the Plan and the Confirmation Order, in consideration of its Claim each member of the above listed Classes is being offered by AboveNet, Inc. (the “Reorganized Debtor”) rights exercisable for up to 1,669,210 shares of common stock of the Reorganized Debtor (the “Rights”).  The Rights are on the terms and subject to the conditions set forth below, including, but not limited to, cutbacks, timing and price.  Each Right is exercisable for one share of common stock, par value $0.01, of the Reorganized Debtor (each a “Rights Share”).  This offering of Rights exercisable for Rights Shares is hereinafter referred to as the “Rights Offering.”

The Rights are being offered in partial exchange for each holder’s Claims.  The Rights, and the common stock issued upon exercise of the Rights, shall be exempt from the registration requirements of the Securities Act, pursuant to Section 1145(a) of the Bankruptcy Code or as a private placement under Section 4(2) of the Securities Act and such securities (other than those securities being sold in a private placement) may be resold by the holders thereof without restriction, except to the extent that any such holder is deemed to be an “underwriter” as defined in Section 1145(b)(1) of the Bankruptcy Code with respect to such securities.  In the event that the Reorganized Debtor believes that such exemption may not apply, it may withdraw or rescind this Rights Offering or cutback the number of shares allocated to any Rights Participant, until such time as it may be satisfied that it may offer the Rights pursuant to an applicable exemption or a registration statement.

1.                                      Terms of the Rights Offering

A.                                   Who May Participate

The Reorganized Debtor is offering to (i) the holders of Class 6 Claims, (ii) the holders of Class 7 Claims, (iii) the holders of Class 2 Claims who did not vote to reject this Plan and (iv) the holders of Class 1(b) Claims (together, the “Rights Offerees”) nontransferable Rights entitling such holders to exercise these Rights in exchange for 1,669,210 Rights Shares, at an exercise price of $29.9543 per share, for an aggregate of $50,000,000.  To be a Rights Offeree, a holder must be a holder as of the Confirmation Date.

B.                                     Number of Rights Offered to each Rights Offeree

Any Rights Offeree may exercise his Rights for any and all of the Rights Shares.  In the event that the number of requests to exercise Rights for the Rights Shares exceeds the number of Rights Shares in the Rights Offering the number of Rights which any Rights Participant (as defined below) may exercise will be limited as set forth below.  Any Rights Offeree who elects to participate in the Rights Offering shall hereinafter be referred to as a “Rights Participant.”

Each Rights Participant shall be entitled to exercise the number of Rights equal to the product of 1,669,210 multiplied by the Deemed Class Equity Percentage (as defined below) for such Rights Participant’s Class further multiplied by a fraction the numerator of which is the aggregate amount of the Allowed Claims (as calculated below) held by such Rights Participant and the denominator of which is the aggregate amount of Allowed Claims of Rights Offering Participants for that Class (the “Rights Offering Formula”).  For the avoidance of doubt, for purposes of the foregoing determination of the Rights Shares available to each Rights Offering Participant, (x) those portions of the Allowed Class 2 Claims that are to be treated as Class 7 Claims, pursuant to Article IV of the Plan, shall only be counted once, as Allowed Class 7 Claims, and not as Allowed Class 2 Claims, and (y) in the event any Rights Participant shall hold separate Claims in more than one Class, such Claims shall be calculated separately, and (z) Class 6(c) Claims shall be allocated to Class 6(a).  In the event that no member of a Class participates in the Rights Offering, then the Rights Shares allocated to such Class shall be reallocated on a pro rata basis to the other Classes based on such Classes’ Deemed Class Equity Percentage.

“Deemed Class Equity Percentage” shall mean for Class 1(b), 10.8%, for Class 2, 38.5%, for Class 6, 19.3%, and for Class 7, 31.4%.  In the event one or more of the above Classes does not participate in the Rights Offering, then their Deemed Class Equity Percentage shall be allocated to the remaining Classes so that the ratios between the remaining Classes remain unchanged.

C.                                     Cutbacks; Fiber Minimum Exercise

In the event that either there is an overexercise of the Rights Offering or that after the calculation of the Rights to be exercised by each Rights Offering Participant, Fiber, LLC (“Fiber”) is entitled to receive upon exercise of its Rights less than 417,303 Rights Shares, then (i) Fiber shall be entitled to exercise an additional allotment of Rights for Rights Shares equal to the difference between 417,303 and the number of Rights Shares received by Fiber in accordance with paragraph B above; and (ii) to account for the additional allocation of Rights Shares to Fiber, the initial allocation shall be voided (other than the distribution of 417,303 Rights Shares to Fiber) and the Rights Offering Formula shall be recalculated by substituting 1,251,907 for 1,669,210.  The Rights Shares that upon recalculation of the Rights Offering Formula would otherwise be allocated to Fiber (the “Deemed Fiber Shares”) shall instead be reallocated by recalculating the Rights Offering Formula by substituting the aggregate number of Deemed Fiber Shares for 1,251,907.  The Rights Offering Formula shall continue to be recalculated by substituting the new aggregate number of Deemed Fiber Shares for the prior aggregate number of Deemed Fiber Shares and the Deemed Fiber Shares shall continue to be distributed to the Rights Participants other than Fiber until all of the Rights Shares have been distributed.  To the extent that any Person at any time is allocated more Rights Shares than they have requested, such additional Rights Shares allocated to such Persons shall be deemed Deemed Fiber Shares and shall be reallocated as such in the subsequent reallocation.

D.                                    The Kluge Trust and Fiber Obligations

No later than thirty business days after the Expiration Date (as defined below) (i) the Reorganized Debtor shall issue to the Kluge Trust the lesser of (a) all of the Rights Shares not allocated to the Rights Offerees in accordance with paragraphs B or C above (the “Excess Rights Shares”) and (b) such amount of Excess Rights Shares, so that the aggregate amount of Rights Shares to be allocated to the Kluge Trust upon exercise of the Rights by the Kluge Trust (including any Rights Shares to be received in accordance with paragraph B or C above) equals the aggregate amount of Rights Shares to be allocated to Fiber in accordance with paragraph B or C above; (ii) the Reorganized Debtor shall issue to each of (a) the Kluge Trust and (b) Fiber, one-half of all of the Excess Rights Shares that have not yet been allocated after taking into account clause (i) of this Paragraph; and (iii) each such party shall exercise its Rights for its allotted Excess Rights Shares pursuant to the Kluge Rights Offering Obligation and the Fiber Rights Offering Obligation, as the case may be, at an exercise price of $29.9543 per share.

E.                                      Calculation of Allowed Claims

For the purposes of calculating the Rights Offering Formula only, an Allowed Claim shall mean (i) for an Allowed Claim, the amount of the Allowed Claim, and (ii) for a Disputed Claim, an amount reasonably estimated by the Reorganized Debtor after consultation with the Committee, unless the holder of such Claim shall request an estimation of the value of the Claim pursuant to Section 502(c) of the Bankruptcy Code and such estimation has been ruled on prior to the Effective Date, in which case the amount estimated by the Court shall be the Allowed Claim.  The Reorganized Debtor covenants to give a reasonable estimation of its good faith belief of any such Claim (for purposes of participation only) after consultation with the Committee to the affected Rights Offering Participant no later than 10 business days after the Expiration Date (as defined below).  Any such holder requesting such estimation acknowledges that such estimation reflects only the Reorganized Debtor’s good faith belief as to the amount such Rights Offering Participant may be permitted to participate in the Rights Offering and does not reflect any agreement or judgment by the Reorganized Debtor or the Committee as to the validity or value of such Claim.  The decision by the Reorganized Debtor (after consultation with the Committee) shall be final and binding all parties.

F.                                      Deadline; Transferability; Irrevocability

The Rights Offerees shall have the opportunity to exercise such Rights for any or all of the Rights Shares through October 9, 2003 (the “Expiration Date”).  The Rights are nontransferable.   The exercise of the Rights for Rights Shares is irrevocable.

G.                                     Deposit; Payment.

Any holder wishing to exercise their Rights, must, upon notifying the Reorganized Debtor of its desire to exercise such Rights as set forth below, tender a deposit with the Reorganized Debtor of funds equal to 50% of the aggregate amount of the exercise price of the Rights Shares that any holder wishes to be allocated (i.e. funds equal to the number of Rights Shares multiplied by $29.9543 multiplied by ..5) (the “Deposit”).

In the event that the Reorganized Debtor must return all or portion of the Deposit (including, for example, any withdrawal or rescission or cutbacks associated with this Rights Offer), then the Deposit, or a portion thereof, as appropriate, shall be returned without interest or deduction.  Any Deposit to be returned to any Rights Participant shall be returned at the earlier of the conclusion of the Rights Offering and December 1, 2003.

In the event that the aggregate consideration to be tendered by any Rights Participant is greater than the Deposit, then each such holder must tender funds equal to the difference of the total exercise price for all Rights Shares to be allocated to such Rights Participant and the Deposit made by such Rights Participant (the “Exercise Price Differential”).  The Exercise Price Differential shall be tendered in the same manner as the Deposit, no later than fifteen business days after such Rights Participant has been delivered notice of the existence of the Exercise Price Differential.  Notice shall be deemed delivered when mailed by the Reorganized Debtor.  Any Rights Participant who does not pay the Exercise Price Differential, if any, in a timely manner will forfeit their Rights and have their Deposit refunded.  The forfeited Rights shall be reallocated as Deemed Fiber Shares above.

2.                                      Exercise Instructions.

If any Rights Offeree desires to exercise any or all of his Rights, the enclosed Exercise Certificate and the Deposit must be received by the Reorganized Debtor no later than October 9, 2003.

A.                                   Exercise Certificate

Complete and sign the enclosed Exercise Certificate.  Return the completed and signed Exercise Certificate to the Reorganized Debtor at the following address:

ABOVENET, INC. 360 Hamilton Avenue White Plains, New York 10601 Attn: Robert Sokota, General Counsel Telephone: (914) 421-6700 Facsimile: (914) 421-6793	with a copy to: KRONISH LIEB WEINER & HELLMAN LLP 1114 Avenue of the Americas New York, New York 10036 Attn: Lawrence C. Gottlieb, Esq. Telephone: (212) 479-6000 Facsimile:(212) 479-6275.

Facsimile copies of the Exercise Certificate (but not the Deposit) are acceptable.  In the event that any Rights Offeree does not fully complete or properly deliver the Exercise Certificate and the Deposit, then the Reorganized Debtor may, in its sole and absolute discretion, reject the putative exercise and return such Deposit without interest or deduction.

B.                                     Deposit

Enclose a certified check or bank check to the order of “AboveNet, Inc.” in the amount of one-half of the amount of such exercise, payable in U.S. funds.  Alternatively, any Rights Offeree may wire such funds to:

Citibank, N.A.

New York, NY

ABA #021000089

PBG Concentration Account #37432464

For further credit to:  25D003918768

Ref: AboveNet, Inc. Escrow Account

Attn: Kerry McDonough (212) 804-5499

Pending acceptance of the exercise and the distribution of the Rights Shares, all Deposits made hereunder shall be deposited with CitiBank, N.A., which Deposits shall be held in escrow pursuant to the terms of an escrow agreement between the Reorganized Debtor and CitiBank, N.A., with CitiBank, N.A. acting as escrow agent.  The Deposits shall not be mixed with the general funds of the Corporation.

3.                                      Miscellaneous.

A.                                   Notice to the Reorganized Debtor.

Any notice, request, or demand required or permitted to be made or provided upon the Reorganized Debtor hereunder shall be (i) in writing, (ii) served by (a) certified mail, return receipt requested, (b) hand delivery, (c) overnight delivery service, (d) first class mail, or (e) facsimile transmission; provided, however, if said notice, request or demand is made by facsimile transmission then in that event the written notice, request or demand must also be served by first class mail, and (iii) deemed to have been duly given or made when actually delivered or, in the case of notice by facsimile transmission, when received and telephonically confirmed, addressed as follows:

ABOVENET, INC. 360 Hamilton Avenue White Plains, New York 10601 Attn: Robert Sokota, General Counsel Telephone: (914) 421-6700 Facsimile: (914) 421-6793	with a copy to: KRONISH LIEB WEINER & HELLMAN LLP 1114 Avenue of the Americas New York, New York 10036 Attn: Lawrence C. Gottlieb, Esq. Telephone: (212) 479-6000 Facsimile: (212) 479-6275.

B.                                     Jurisdiction.

The Court has retained exclusive jurisdiction over this Rights Offering and all other matters arising out of, and related to, the Reorganized Debtor’s Chapter 11 Cases and the Plan.

C.                                     Exercise is Optional.

THE EXERCISE OF RIGHTS INTO RIGHTS SHARES IS OPTIONAL AND NOT MANDATORY. PRIOR TO EXERCISING ANY SUCH RIGHTS, ELIGIBLE HOLDERS ARE ADVISED TO CONSULT WITH THEIR FINANCIAL AND LEGAL ADVISORS.

D.                                    Illiquid Common Stock; No Financial Statements.

The Reorganized Debtor’s common stock will not be listed on a national securities exchange or authorized for quotation on NASDAQ or any other national securities exchange. As a result, there will be limited liquidity in such common stock, which may make it difficult for holders of the common stock to sell such common stock at the price or at the time such holders may choose.  The Reorganized Debtor does not anticipate being able to list the common stock on any national exchange until it has been current with its filings with the United States Securities and Exchange Commission (the “SEC”) for at least a year and the SEC investigation into the Reorganized Debtor’s financial reporting has concluded.  The Reorganized Debtor does not anticipate being current on its filings for that period of time until at least the second half of 2004.  In addition, there can be no assurance that the Reorganized Debtor will be able to meet other applicable listing standards even if it is then current in its SEC filings.

The Reorganized Debtor is reexamining its reported operating results for each of the quarterly periods included in the fiscal year ended December 31, 2001 with the assistance of KPMG LLP, who was appointed as the Reorganized Debtor’s auditors effective December 2001.  In addition, the SEC initiated an investigation of the Reorganized Debtor in early 2002 after the Reorganized Debtor announced that it would reexamine its reported operating results for the first three quarters of 2001. The investigation is continuing as of the date hereof.  The Reorganized Debtor cannot predict how or when the investigation will be resolved.

The Reorganized Debtor does not have audited financial statements for the years 2001 and 2002 or reviewed quarterly information for 2002 or 2003.  The Reorganized Debtor’s auditors are currently auditing and reviewing such financial statements.  At this time, the Reorganized Debtor cannot predict when such audits or reviews will be complete, but believes it will be required to restate previously issued financial reports.  Further, because the Reorganized Debtor’s auditors have indicated they are unable to review the quarterly financial statements for 2001 in accordance with applicable professional standards, the Reorganized Debtor is not planning to reissue such quarterly information.  The Reorganized Debtor is not current with its quarterly or annual financial filings with the SEC as a result of having suspended such filings prior to the date on which the Reorganized Debtor and its subsidiaries filed their voluntary Chapter 11 petition.   While the Reorganized Debtor hopes to resume filing such reports, and has devoted, and will continue to devote, significant resources to expedite the work necessary to make these filings, the Reorganized Debtor cannot make any assurances as to when it will be in a position do so.

The Reorganized Debtor does not believe adequate current public information exists regarding its business and financial condition to support a market in its securities.  Persons who propose to invest in the Reorganized Debtor’s securities do so at their own risk.